                   SECURITIES AND EXCHANGE COMMISSION

                        Washington,  D.C.  20549


                               FORM  8 - K

                             CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event
                       reported): October 15, 1996

                   THE BANK OF NEW YORK COMPANY, INC.
                   ----------------------------------
         (exact name of registrant as specified in its charter)


                                NEW YORK
                                --------
             (State or other jurisdiction of incorporation)



                   1-6152                   13-2614959
                   ------                   ----------
       (Commission file number)      (I.R.S. employer identification
                                           number)




        48 Wall Street, New York, NY       10286
        ----------------------------       -----
        (Address of principal executive    (Zip code)
           offices)






                  212 - 495 - 1784
                  ----------------
         (Registrant's telephone number,
              including area code)

ITEM 5.   Other Events
          ------------
          Third Quarter Financial Results
          -------------------------------
          On October 15, 1996 The Bank of New York Company, Inc. (the "Company") issued a press release containing unaudited interim financial information and accompanying discussion for the third quarter of 1996. Exhibit 99 is a copy of such press release and is incorporated herein by reference.


ITEM 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits
          -----------------------------------------------------
          (c)  Exhibit        Description
               -------        -----------
                99       Unaudited interim financial
                         information and accompanying
                         discussion for the third quarter
                         of 1996 contained in the press
                         release dated October 15, 1996, of The
                         Bank of New York Company, Inc.

                             SIGNATURE
                             ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 15, 1996

                         THE BANK OF NEW YORK COMPANY, INC.
                         (Registrant)


                       By:    \s\ Robert E. Keilman
                              ------------------------
                     Name:    Robert E. Keilman
                    Title:    Comptroller

                  EXHIBIT INDEX



Exhibit No.     Description

    99          Unaudited interim financial
                information and accompanying
                discussion for the third quarter
                of 1996 contained in the press
                release dated October 15, 1996, of
                The Bank of New York Company, Inc.